Balances and Transactions with Related Parties (Details) - USD ($) $ in Thousands		12 Months Ended
	May 12, 2019	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Related Party Transactions [Abstract]
Related parties transaction, description	the agreed remuneration for work performed in accordance with the agreement until the date of termination; and (ii) in the event that the termination is not due to a breach of the agreement by the executive officer, the Company shall reimburse the executive officer for all documented expenses arising from non-cancellable commitments incurred prior to such termination. In consideration for the executive officer’s fulfilment of his obligations, the Company has agreed to pay a fixed price for each of the activities performed as defined in the agreement.
Research and development expenses		$ 1,331	$ 522	$ 251